Exhibit 10.1

AMENDMENT NUMBER 1
TO INSURANCE AND INDEMNITY AGREEMENT

THIS AMENDMENT NUMBER 1 TO INSURANCE AND INDEMNITY AGREEMENT (this “Amendment”), dated as of June 28, 2005 (the “Effective Date”) amends that certain Insurance and Indemnity Agreement, dated as of December 31, 2002 (as amended, modified or supplemented from time to time as permitted thereby, the “Insurance and Indemnity Agreement”) by and among BRL Universal Compression Funding I 2002, L.P. (the “Issuer”), Ambac Assurance Corporation (the “Insurer”), Universal Compression, Inc. (the “Manager”), UCO Compression 2002 LLC (the “Head Lessee”) and Wells Fargo Bank, National Association, successor by merger to Wells Fargo Bank Minnesota, National Association, as indenture trustee (the “Indenture Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuer, Insurer, Manager, Head Lessee and the Indenture Trustee have previously entered into the Insurance and Indemnity Agreement;

WHEREAS, the parties desire to amend the Insurance and Indemnity Agreement in order to modify certain provisions of the Insurance and Indemnity Agreement;

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1.                                Defined Terms.  Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Insurance and Indemnity Agreement.

SECTION 2.                                Full Force and Effect.  Other than as specifically modified hereby, the Insurance and Indemnity Agreement shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.

SECTION 3.                                Amendment to the Agreement.  Pursuant to Section 6.1 of the Insurance and Indemnity Agreement, as of the Effective Date, the following amendments are being made to the Insurance and Indemnity Agreement:

(a)                                  Section 2.6(h) of the Agreement is hereby amended and modified to add the following proviso to the end thereof:

“; provided, however, that with respect to the fiscal year ended 2005, annual financial statements of the Issuer shall be delivered within one hundred eighty (180) days of the end of such fiscal year.”

(b)                                 Section 2.9(g) of the Agreement is hereby amended and modified to add the following proviso to the end thereof:

“; provided, however, that with respect to the fiscal year ended 2005, annual financial statements of the Head Lessee shall be delivered within one hundred eighty (180) days of the end of such fiscal year.”

SECTION 4.                                Extension of Draw Date Under Policies:  Each of the signatories to this Amendment hereby consents to the amendment of or endorsement to each Policy to provide that the Draw Date (under and as defined in each such Policy) is extended to September 20, 2024.

SECTION 5.                                Representations and Warranties.  In order to induce the Insurer and the Indenture Trustee to enter into this Amendment, each of the Issuer, the Manager and the Head Lessee hereby represents and warrants unto each of the Insurer and the Indenture Trustee as set forth in this Section 5:

(a)                                  Each of the Manager, Issuer, and the Head Lessee hereby confirms that each of the representations and warranties set forth in Sections 2.1, 2.5 and 2.8 of the Insurance and Indemnity Agreement, as applicable, is true and correct as of the Effective Date with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates in which case such representations and warranties shall be correct as of such earlier date.

(b)                                 Each of the Issuer, the Manager and the Head Lessee represents and warrants that, immediately prior to the effectiveness of, and after giving effect to, the amendments contemplated hereby, no Event of Default, Manager Default, Head Lease Event of Default, Universal Event, Trigger Event or Prospective Trigger Event has occurred and is continuing.

(c)                                  Each of the Issuer, the Manager and the Head Lessee hereby represents and warrants to the parties hereto that it possesses all requisite power and authority to execute and deliver, and to perform each of its obligations under, this Amendment and to effect the transactions contemplated hereby, all of which have been duly authorized and approved by all necessary limited partnership or corporate action, as applicable, and for which no consent of any Governmental Authority or any other person is required, and agrees to furnish the Insurer with evidence of such authorization and approval upon request.

(d)                                 No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by any of the undersigned of this Amendment or any other documents to be executed by any of the Issuer, the Manager and the Head Lessee in connection with this Amendment.

(e)                                  This Amendment constitutes, and each other document executed by each of the Issuer, the Manager and the Head Lessee in connection with this Amendment will, upon the due execution and delivery thereof, constitute the legal, valid and binding obligations of each of the undersigned enforceable in accordance with its terms.

SECTION 6.                                Conditions Precedent.  The effectiveness of this Amendment shall be upon satisfaction of each of the conditions set forth in this Section 6:

(a)                                  The Insurer has received counterparts of this Amendment and such related documentation as the Insurer or its counsel shall determine in their reasonable discretion, in form and substance satisfactory to the Insurer, duly executed and delivered by the parties hereto, as applicable;

(b)                                 The Insurer has received a certificate from the Issuer, the Manager and the Head Lessee dated as of the Effective Date stating that (i) all representations and warranties of the Issuer, the Manager and the Head Lessee set forth in the Insurance and Indemnity Agreement, as amended hereby, each of the other Related Documents, and this Amendment are true and correct; and (ii) no Event of

Default, Manager Default, Head Lease Event of Default, Universal Event, Trigger Event or Prospective Trigger Event has occurred and is continuing;

(c)                                  The Insurer has received a certified copy of the resolutions or certificate of unanimous written consent, as the case may be, of each of the general partner and the limited partners of the Issuer and certified copies of the resolutions or certificate of unanimous written consent, as the case may be, of the Manager and Head Lessee, in each case, approving this Amendment and the other documents executed in connection herewith and certifying as of the Effective Date the names and true signatures of persons authorized to sign this Amendment on behalf of the general partner on behalf of the Issuer and on behalf of the Manager and Head Lessee;

(d)                                 No Event of Default, Manager Default, Head Lease Event of Default, Universal Event, Trigger Event or Prospective Trigger Event has occurred and is continuing; and

(e)                                  That certain Amendment Number 4 to Indenture, that certain Amendment Number 4 to Amended and Restated Agreement of Limited Partnership of BRL Universal Compression Funding I 2002, L.P., that certain Amendment Number 4 to Series 2002-1 Note Purchase Agreement, that certain Amendment Number 3 to Head Lessee Security Agreement, and the amendment of or endorsement to each Policy as set forth in Section 4 above shall each be effective.

SECTION 7.                                Miscellaneous Provisions.

(a)                                  This Amendment shall become effective as of the Effective Date.

(b)                                 This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(c)                                  On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Insurance and Indemnity Agreement, and (ii) each reference in the Insurance and Indemnity Agreement to “this Insurance and Indemnity Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Insurance and Indemnity Agreement shall mean and be a reference to the Insurance and Indemnity Agreement as amended or modified hereby.

SECTION 8.                                Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 9.                                Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES, PROVIDED THAT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

ISSUER:

BRL UNIVERSAL COMPRESSION FUNDING I 2002, L.P.

By:		BRL Universal Compression Management 2002, Inc., its General Partner

	By:	/s/ Gregory C. Greene
Gregory C. Greene, President

INDENTURE TRUSTEE:

WELLS FARGO BANK, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

By:		/s/ Edna Barber
Edna Barber, Assistant Vice President

MANAGER:

UNIVERSAL COMPRESSION, INC.

By:		/s/ Lee Sumrall
Lee Sumrall, Vice President

HEAD LESSEE:

UCO COMPRESSION 2002 LLC

By:		/s/ Lee Sumrall
Lee Sumrall, Vice President

INSURER:

AMBAC ASSURANCE CORPORATION

By:	/s/ Harris C. Mehos
Name:	Harris C. Mehos
Title:	First Vice President